UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

APi Group Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
API GROUP CORPORATION 2022 Annual Meeting

API GROUP CORPORATION ATTN: ANDREA FIKE 1100 OLD HIGHWAY 8 NW NEW BRIGHTON, MN 55112-6447

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 You invested in API GROUP CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022 at 9:30 a.m. ET via a live webcast at: www.virtualshareholdermeeting.com/APG2022

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect ten directors for a one-year term expiring at the 2023 Annual Meeting of Stockholders:

Nominees:

1a.	Sir Martin E. Franklin	For

1b.	James E. Lillie	For

1c.	Ian G. H. Ashken	For

1d.	Russell A. Becker	For

1e.	David S. Blitzer	For

1f.	Paula D. Loop	For

1g.	Anthony E. Malkin	For

1h.	Thomas V. Milroy	For

1i.	Cyrus D. Walker	For

1j.	Carrie A. Wheeler	For

2.	To approve, on an advisory basis, the compensation of our named executive officers.	For

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2022 fiscal year.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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